Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Taxes

Note 10 – Taxes

Income tax

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Infobird HK is incorporated in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. The Company did not make any provisions for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong since inception. Under Hong Kong tax law, Infobird HK is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

PRC

Infobird WFOE, Infobird Beijing, Infobird Anhui, and Infobird Guiyang are governed by the income tax laws of the PRC and the income tax provision in respect to operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. EIT grants preferential tax treatment to certain High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. Infobird Beijing and Infobird Guiyang obtained the “high-tech enterprise” tax status in October 2017 and November 2016, respectively, which reduced their statutory income tax rate to 15% for a three year period. Infobird Beijing applied to renew the “high-tech enterprise” tax status in July 2020, and the status was approved by local authorities on December 2020. In November 2019, Infobird Guiyang’s “high-tech enterprise” tax status expired, and the Company has not renewed such “high-tech enterprise” tax status as of the date of this annual report as Infobird Guiyang also qualifies for 15% preferential income tax rate for enterprises whose core business is one of the industrial projects listed in the Catalogue of Encouraged Industries in western regions of China.

In addition, 75% of research and development expenses of Infobird Beijing, Infobird Anhui, and Infobird Guiyang are subject to additional deduction from pre-tax income while such deduction cannot exceed the total amount of pre-tax income.

Tax savings for the years ended, 2020, 2019 and 2018 amounted to $825,784, $814,256, and $543,404, respectively, with the 10% preferential tax rate reduction and additional deduction of 75% of research and development expenses.

The Company’s basic and diluted earnings per shares would have been lower by $0.04, $0.04, and 0.03 per share for the years ended December 31, 2020, 2019, and 2018, respectively, without the preferential tax rate reduction and research and development expenses reduction.

Income tax expenses for the years ended December 31, 2020, 2019 and 2018 amounted to $286,071, $673,034, and $145,263, respectively.

Significant components of the provision for income taxes are as follows:

	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2018

Current	$88,179	$316,944	$258,724
Deferred	197,892	356,090	(113,461)
Provision for income taxes	$286,071	$673,034	$145,263

The following table reconciles China statutory rates to the Company’s effective tax rate:

	For the year ended	For the year ended	For the year ended
	December 31, 2020	December 31, 2019	December 31, 2018

China statutory income tax rate	25%	25%	25%
Preferential tax rate reduction	(9.7)%	(6.9)%	(10.1)%
75% of research and development expenses deduction	(9.3)%	(7.2)%	(10.9)%
Permanent difference	0.6%	0.8%	1.6%
Effective tax rate	6.6%	11.7%	5.6%

Deferred tax assets and liabilities – China

Significant components of deferred tax assets and liabilities were as follows:

	December 31,	December 31,
Deferred tax assets:	2020	2019

Allowance for doubtful account	$34,003	$2,908
Net operating loss carryforward	579,108	542,773
Deferred tax assets, net	613,111	545,681
Deferred tax liabilities:
Capitalized development costs	(545,253)	(285,827)
Deferred tax assets, net	$67,938	$259,854

Noncurrent deferred tax assets	$389,893	$461,461
Noncurrent deferred tax liabilities	(322,035)	(201,607)
Deferred tax assets, net	$67,858	$259,854

As of December 31, 2020 and 2019, the Company had net operating loss (NOL) carryforward of approximately $ $3.6 million, respectively, from the Company’s PRC subsidiary, Infobird Guiyang, which was operating at a loss prior to the year ended December 31, 2018. The NOL will expire by December 31, 2023. Infobird Guiyang expects to continue generate positive taxable income in the coming years, and believes it is more likely than not that its PRC operations will be able to fully utilize its deferred tax assets related to the net operating loss carryforwards in the PRC. In addition, the Company had $225,936 and $19,386 of allowance for doubtful accounts held at its profitable PRC VIEs as of December 31, 2020 and 2019, respectively. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable, management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax assets for the profitable PRC VIEs as of December 31, 2020 and 2019. Thus, there were no valuation allowances as of December 31, 2020 and 2019 in respect to the deferred tax assets on allowance for doubtful accounts.

The Company recognized deferred tax liabilities related to the excess of the intangible assets reporting basis over its income tax basis as a result of capitalized development costs. The deferred tax liabilities will reverse as the intangible assets are amortized for financial statement reporting purposes.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2020 and 2019, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur interest and penalties tax for the years ended December 31, 2020, 2019, and 2018. The Company does not anticipate any significant increases or decreases in unrecognized tax benefits in the next twelve (12) months from December 31, 2020.

Value added tax

All of the Company’s service revenues that are earned and received in the PRC are subject to a Chinese VAT at a rate of 6% of the gross proceeds or at a rate approved by the Chinese local government.

Taxes payable consisted of the following:

	December 31, 2020	December 31, 2019

VAT taxes payable	$530,269	$376,738
Income taxes payable	324,048	276,284
Other taxes payable	11,478	20,770
Total	$865,795	$673,792